Exhibit 10.1

FORM OF 2022 INDIVIDUAL

ASSIGNMENT OF PARTNERSHIP INTERESTS

[Name of Individual Assignor] Interest in [Name of Partnership] to CBL Mgt Co

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned (“Assignor”) does hereby assign, transfer and convey to CBL & ASSOCIATES MANAGEMENT, INC., a Delaware corporation (“Assignee”), the partnership interests (the “Interests”) described in Schedule A hereto, standing in the name of the Assignor on the books of [NAME OF PARTNERSHIP], a Tennessee limited partnership, together with any and all right, title and interest in any property, both real and personal, to which the Interests are related and any other rights, privileges and benefits appertaining thereto.

Assignor certifies that he has full power to make this Assignment and that the Interests have not otherwise been conveyed, sold, transferred, encumbered, pledged, hypothecated or assigned.

IN WITNESS WHEREOF, Assignor has executed this Assignment to be effective as of the 1st day of January, 2022.

ASSIGNOR:
__________________________________ [NAME OF INDIVIDUAL ASSIGNOR]

ACCEPTANCE

The Assignee hereby accepts the foregoing assignment of the Interests.

DATED to be effective as of the 1st January, 2022.

ASSIGNEE:
CBL & ASSOCIATES MANAGEMENT, INC.

By:___________________________________
Jeffery V. Curry, Chief Legal Officer

SCHEDULE A

_______% partnership interest in [NAME OF PARTNERSHIP]

FORM OF 2022 ENTITY

ASSIGNMENT OF PARTNERSHIP INTERESTS

[Name of Entity Assignor] Interest in [Name of Partnership] to CBL Mgt Co

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned (“Assignor”) does hereby assign, transfer and convey to CBL & ASSOCIATES MANAGEMENT, INC., a Delaware corporation (“Assignee”), the partnership interests (the “Interests”) described in Schedule A hereto, standing in the name of the Assignor on the books of [NAME OF PARTNERSHIP], a Tennessee limited partnership, together with any and all right, title and interest in any property, both real and personal, to which the Interests are related and any other rights, privileges and benefits appertaining thereto.

Assignor certifies that it has full power to make this Assignment and that the Interests have not otherwise been conveyed, sold, transferred, encumbered, pledged, hypothecated or assigned.

Assignor agrees to defend, hold harmless and indemnify Assignee for any liability or claim against Assignee resulting from any event, cause of action or other circumstance that arose or occurred prior to the date of this Assignment.

IN WITNESS WHEREOF, Assignor has executed this Assignment to be effective as of the 1st day of January, 2022.

ASSIGNOR:
[CORPORATE NAME OF ENTITY ASSIGNOR]
By:______________________
Name:______________________
Title:______________________

ACCEPTANCE

The Assignee hereby accepts the foregoing assignment of the Interests.

DATED to be effective as of the 1st January, 2022.

ASSIGNEE:
CBL & ASSOCIATES MANAGEMENT, INC.
By:___________________________________
Jeffery V. Curry,
Chief Legal Officer

SCHEDULE A

_____% managing partner partnership interest in [NAME OF PARTNERSHIP]